UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 6, 2015

WASHINGTON PRIME GROUP INC.*

(Exact name of Registrant as specified in its Charter)

Indiana	001-36252	046-4323686
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

180 East Broad Street, Columbus, Ohio	43215
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code (614) 621-9000

N/A

(Former name or former address, if changed since last Report.)

*On January 15, 2015, Washington Prime Group Inc. began doing business as WP Glimcher.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
On May 6, 2015, Washington Prime Group Inc. (the “Company” or “Registrant”) issued a press release regarding its results of operations for the three months ended March 31, 2015. A copy of the press release is furnished with this report as Exhibit 99.1. A copy of the Company's supplemental information for the three months ended March 31, 2015 which is referenced in the press release and available on the Company's website, is furnished with this report as Exhibit 99.2. The information in this Form 8-K and the Exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such filing.
Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.
Not applicable.

(b)	Pro forma financial information.
Not applicable.

(c)	Shell company transactions.
Not applicable.

(d)	Exhibits
99.1 Press Release of Washington Prime Group Inc, dated May 6, 2015.
99.2 Supplemental Information for the three months ended March 31, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Washington Prime Group Inc.
(Registrant)

Date: May 6, 2015	By:	/s/ Mark E. Yale
Mark E. Yale Executive Vice President, Chief Financial Officer (Principal Financial Officer)